UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on May 20, 2022, the stockholders of AudioEye, Inc. (the “Company”) approved amendments to the Company’s  2020 Equity Incentive Plan  (the “2020 Equity Plan”) to increase the number of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), authorized for issuance under the 2020 Equity Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 1,500,000 shares (the “Plan Amendments”). The Plan Amendments were included as Proposal 3 in the Company’s definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”). A copy of the 2020 Equity Plan, as amended to reflect the Plan Amendments, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As reported below in Item 5.07, on May 20, 2022, the stockholders of the Company also approved the Company’s Employee Stock Purchase Plan (the “ESPP”). Approval of the ESPP was included as Proposal 4 in the Proxy Statement. A copy of the ESPP is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) entirely online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the five proposals described below. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement.

As of the record date for the Annual Meeting there were 11,471,730 shares of the Company’s common stock issued constituting all of the outstanding voting securities of the Company. At the Annual Meeting, shares with the voting power of 9,022,312 shares of common stock, or 78.65% of the total voting power of the Company’s outstanding common stock entitled to vote, were represented by proxy.

The final results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

	Votes For	Withheld	Broker Non-Votes
Dr. Carr Bettis	6,797,524	69,758	2,155,030
Anthony Coelho	5,870,754	996,528	2,155,030
Marc Lehmann	6,815,128	52,154	2,155,030
David Moradi	6,794,535	72,747	2,155,030
Jamil Tahir	6,804,304	62,978	2,155,030

Proposal 2 – To approve the 2021 compensation of the Company’s named executive officers on an advisory (non-binding) basis.

For	Against	Abstain	Broker Non-Votes
6,113,579	691,335	62,368	2,155,030

Proposal 3 – To approve amendments to the 2020 Equity Plan to increase the number of shares of Common Stock authorized for issuance under the 2020 Equity Plan, and the number of shares that can be delivered in respect of incentive stock options, by 1,500,00 shares.

For	Against	Abstain	Broker Non-Votes
6,158,922	646,884	61,476	2,155,030

Proposal 4 – To approve the ESPP.

For	Against	Abstain	Broker Non-Votes
6,581,977	276,400	8,905	2,155,030

Proposal 5– To ratify the selection of MaloneBailey, LLP, independent registered public accountants, as auditors for the Company for the fiscal year ending December 31, 2022.

For	Against	Abstain
8,810,581	206,026	5,705

Proposal 1, Proposal 2, Proposal 3, Proposal 4, and Proposal 5 were approved, each receiving the affirmative requisite vote of the holders of shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	AudioEye, Inc. 2020 Equity Incentive Plan, as amended through May 20, 2022
10.2	AudioEye, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2022	AudioEye, Inc.
(Registrant)

	By:	/s/ James Spolar
Name: James Spolar
Title: General Counsel and Secretary